DEATH BENEFIT OPTION 1


Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,791.96

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250](1)
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,838.83
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   33.12
      (Net Amount of Risk(2) divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.69 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Minus Monthly Policy Issue Charge                                                   31.56

 (I)  Plus Investment Return ( 5.10%)(3) 53.00 [ ( D - E - F - G - H ) *
      ((1+0.051)^(1/12)-1) ]
                                                                               -----------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,811.46
      [ D - E - F - G - H + I ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%





Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 12,811.46

 (K)  Less Surrender Charge 3,727.21 (see calculation below)
                                                                   -------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 9,084.25
      [ J - K ]




Calculation of Surrender Charge

 (1)  Surrender Charge Rate (from Appendix A)                           $ 15.81

 (2)  Surrender Charge Percentage for Year 5 (from Appendix B)            0.943

 (3)  Face Amount                                                    250,000.00
                                                                   -------------


 (4)  Surrender Charge                                               $ 3,727.21
      [ 1 * (3 / 1,000) * 2 ]




Development of Death Benefit

-------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1              $ 12,811.46

 (N) Applicable Percentage 2.22
                                                            --------------

 (O)  Minimum Death Benefit                                   $ 28,441.44
      [ M * N ]

 (P)  Death Benefit                                             250,000.00
                                                            --------------

 (Q)  Death Benefit at the End of Year 5, Month 1            $ 250,000.00
      [ Maximum of O and P ]






Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset         Monthly
               Prior Month         Premium       Premium         of Month         COI       Admin      Based    Policy Issue
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge          Charge
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,791.96      $ 3,250.00      $ 203.13      $ 12,838.83      $33.12      $10.00     $ 5.69         $ 31.56
    2            12,811.46               -             -        12,811.46       33.12       10.00       7.44           31.56
    3            12,782.21               -             -        12,782.21       33.12       10.00       7.43           31.56
    4            12,752.85               -             -        12,752.85       33.13       10.00       7.41           31.56
    5            12,723.38               -             -        12,723.38       33.13       10.00       7.39           31.56
    6            12,693.81               -             -        12,693.81       33.14       10.00       7.38           31.56
    7            12,664.12               -             -        12,664.12       33.14       10.00       7.36           31.56
    8            12,634.32               -             -        12,634.32       33.15       10.00       7.34           31.56
    9            12,604.41               -             -        12,604.41       33.15       10.00       7.32           31.56
   10            12,574.40               -             -        12,574.40       33.15       10.00       7.31           31.56
   11            12,544.27               -             -        12,544.27       33.16       10.00       7.29           31.56
   12            12,514.03               -             -        12,514.03       33.16       10.00       7.27           31.56


------------------------------------------------------------------------------------

                                              End of                         End of
                    End of                     Month                          Month
                     Month         Face        Death       Surrender      Surrender
  Month       Policy Value       Amount      Benefit          Charge          Value
------------------------------------------------------------------------------------
    1          $ 12,811.46     $250,000     $250,000       $3,727.21      $9,084.25
    2            12,782.21      250,000      250,000        3,727.21       9,055.00
    3            12,752.85      250,000      250,000        3,727.21       9,025.64
    4            12,723.38      250,000      250,000        3,727.21       8,996.17
    5            12,693.81      250,000      250,000        3,727.21       8,966.60
    6            12,664.12      250,000      250,000        3,727.21       8,936.91
    7            12,634.32      250,000      250,000        3,727.21       8,907.11
    8            12,604.41      250,000      250,000        3,727.21       8,877.20
    9            12,574.40      250,000      250,000        3,727.21       8,847.19
   10            12,544.27      250,000      250,000        3,727.21       8,817.06
   11            12,514.03      250,000      250,000        3,727.21       8,786.82
   12            12,483.68      250,000      250,000        3,727.21       8,756.47



DEATH BENEFIT OPTION 2



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,754.96

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250](1)
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,801.83
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   34.91
      (Net Amount of Risk(2) divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.67 [ A * ((1+0.007)^(1/12)-1) ]

(H) Minus Monthly Policy Issue Charge 31.56

 (I)  Plus Investment Return ( 5.10%)(3) 52.83 [ ( D - E - F - G - H ) *
      ((1+0.051)^(1/12)-1) ]
                                                                               -----------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,772.52
      [ D - E - F - G - H + I ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%





Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 12,772.52

 (K)  Less Surrender Charge 3,727.21 (see calculation below)
                                                                  --------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 9,045.31
      [ J - K ]




Calculation of Surrender Charge

 (1)  Surrender Charge Rate (from Appendix A)                           $ 15.81

 (2)  Surrender Charge Percentage for Year 5 (from Appendix B)            0.943

 (3)  Face Amount                                                    250,000.00
                                                                  --------------


 (4)  Surrender Charge                                               $ 3,727.21
      [ 1 * (3 / 1,000) * 2 ]




Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                    $ 12,772.52

 (N) Applicable Percentage 2.22
                                                                  --------------

 (O)  Minimum Death Benefit                                         $ 28,354.99
      [ M * N ]

 (P)  Death Benefit                                                  262,772.52
      [Face Amount + Policy Value]
                                                                  --------------

 (Q)  Death Benefit at the End of Year 5, Month 1                  $ 262,772.52
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset          Monthly
               Prior Month         Premium       Premium         of Month         COI       Admin      Based     Policy Issue
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge           Charge
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,754.96      $ 3,250.00      $ 203.13      $ 12,801.83      $34.91      $10.00     $ 5.67          $ 31.56
    2            12,772.52               -             -        12,772.52       34.91       10.00       7.42            31.56
    3            12,741.34               -             -        12,741.34       34.91       10.00       7.40            31.56
    4            12,710.05               -             -        12,710.05       34.91       10.00       7.38            31.56
    5            12,678.65               -             -        12,678.65       34.91       10.00       7.37            31.56
    6            12,647.13               -             -        12,647.13       34.91       10.00       7.35            31.56
    7            12,615.50               -             -        12,615.50       34.91       10.00       7.33            31.56
    8            12,583.75               -             -        12,583.75       34.91       10.00       7.31            31.56
    9            12,551.89               -             -        12,551.89       34.91       10.00       7.29            31.56
   10            12,519.92               -             -        12,519.92       34.91       10.00       7.27            31.56
   11            12,487.84               -             -        12,487.84       34.91       10.00       7.26            31.56
   12            12,455.63               -             -        12,455.63       34.91       10.00       7.24            31.56



------------------------------------------------------------------------------------

                                              End of                         End of
                    End of                     Month                          Month
                     Month         Face        Death      Surrender       Surrender
  Month       Policy Value       Amount      Benefit         Charge           Value
------------------------------------------------------------------------------------
    1          $ 12,772.52     $250,000     $262,773      $3,727.21       $9,045.31
    2            12,741.34      250,000      262,741       3,727.21        9,014.13
    3            12,710.05      250,000      262,710       3,727.21        8,982.84
    4            12,678.65      250,000      262,679       3,727.21        8,951.44
    5            12,647.13      250,000      262,647       3,727.21        8,919.92
    6            12,615.50      250,000      262,616       3,727.21        8,888.29
    7            12,583.75      250,000      262,584       3,727.21        8,856.54
    8            12,551.89      250,000      262,552       3,727.21        8,824.68
    9            12,519.92      250,000      262,520       3,727.21        8,792.71
   10            12,487.84      250,000      262,488       3,727.21        8,760.63
   11            12,455.63      250,000      262,456       3,727.21        8,728.42
   12            12,423.31      250,000      262,423       3,727.21        8,696.10






DEATH BENEFIT OPTION 3


Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,744.09

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250](1)
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,790.96
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   35.39
      (Net Amount of Risk(2) divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.66 [ A * ((1+0.007)^(1/12)-1) ]

(H) Minus Monthly Policy Issue Charge 31.56

 (I)  Plus Investment Return ( 5.10%)(3) 52.79 [ ( D - E - F - G - H ) *
      ((1+0.051)^(1/12)-1) ]
                                                                               -----------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,761.14
      [ D - E - F - G - H + I ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%






Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 12,761.14

 (K)  Less Surrender Charge 3,727.21 (see calculation below)
                                                                  --------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 9,033.93
      [ J - K ]




Calculation of Surrender Charge

 (1)  Surrender Charge Rate (from Appendix A)                           $ 15.81

 (2)  Surrender Charge Percentage for Year 5 (from Appendix B)            0.943

 (3)  Face Amount                                                    250,000.00
                                                                  --------------


 (4)  Surrender Charge                                               $ 3,727.21
      [ 1 * (3 / 1,000) * 2  ]





Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                    $ 12,761.14

 (N) Applicable Percentage 2.22
                                                                  --------------

 (O)  Minimum Death Benefit                                         $ 28,329.73
      [ M * N ]

 (P)  Death Benefit                                                   266,250.00
      [Face Amount + Accumulated Premiums]
                                                                  --------------

 (Q)  Death Benefit at the End of Year 5, Month 1                  $ 266,250.00
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset          Monthly
               Prior Month         Premium       Premium         of Month         COI       Admin      Based     Policy Issue
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge           Charge
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,744.09      $ 3,250.00      $ 203.13      $ 12,790.96      $35.39      $10.00     $ 5.66          $ 31.56
    2            12,761.14               -             -        12,761.14       35.40       10.00       7.41            31.56
    3            12,729.43               -             -        12,729.43       35.40       10.00       7.40            31.56
    4            12,697.59               -             -        12,697.59       35.41       10.00       7.38            31.56
    5            12,665.63               -             -        12,665.63       35.41       10.00       7.36            31.56
    6            12,633.56               -             -        12,633.56       35.41       10.00       7.34            31.56
    7            12,601.38               -             -        12,601.38       35.42       10.00       7.32            31.56
    8            12,569.07               -             -        12,569.07       35.42       10.00       7.30            31.56
    9            12,536.65               -             -        12,536.65       35.43       10.00       7.28            31.56
   10            12,504.10               -             -        12,504.10       35.43       10.00       7.26            31.56
   11            12,471.44               -             -        12,471.44       35.44       10.00       7.25            31.56
   12            12,438.64               -             -        12,438.64       35.44       10.00       7.23            31.56



----------------------------------------------------------------------------------------------------

                                                              End of                         End of
                  Monthly           End of                     Month                          Month
             Policy Issue            Month         Face        Death      Surrender       Surrender
  Month            Charge     Policy Value       Amount      Benefit         Charge           Value
----------------------------------------------------------------------------------------------------
    1             $ 31.56      $ 12,761.14     $250,000     $266,250      $3,727.21       $9,033.93
    2               31.56        12,729.43      250,000      266,250       3,727.21        9,002.22
    3               31.56        12,697.59      250,000      266,250       3,727.21        8,970.38
    4               31.56        12,665.63      250,000      266,250       3,727.21        8,938.42
    5               31.56        12,633.56      250,000      266,250       3,727.21        8,906.35
    6               31.56        12,601.38      250,000      266,250       3,727.21        8,874.17
    7               31.56        12,569.07      250,000      266,250       3,727.21        8,841.86
    8               31.56        12,536.65      250,000      266,250       3,727.21        8,809.44
    9               31.56        12,504.10      250,000      266,250       3,727.21        8,776.89
   10               31.56        12,471.44      250,000      266,250       3,727.21        8,744.23
   11               31.56        12,438.64      250,000      266,250       3,727.21        8,711.43
   12               31.56        12,405.73      250,000      266,250       3,727.21        8,678.52

